Exhibit 99.2

Financial Supplement

Financial Information
as of March 31, 2012

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (203) 252-5833.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2012

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Kenneth A. Kurtzman
The Belvedere Building	Tel: (203) 252-5833
69 Pitts Bay Road	Email: kkurtzman@platinumre.com
Pembroke, HM 08 Bermuda	Website: www.platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2011.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss (pages 14-17), operating income or loss (page 7), related underwriting ratios (pages 14-17), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of catastrophic loss protection on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; fluctuations in the mortgage-backed and asset-backed securities markets; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2011.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheets:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11

Statements of Cash Flows:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Property and Marine Segment - by Quarter	15
c. Casualty Segment - by Quarter	16
d. Finite Risk Segment - by Quarter	17

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	18
b. Premiums by Line of Business - Three Month Summary	19

Investments:
a. Investments	20
b. Fixed Maturity Available-for-Sale Securities Detail	21
c. Corporate Bonds Detail	22
d. Municipal Bonds Detail	23
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	24

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	25
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	26

Exposures:
a. Estimated Exposure to Peak Zone Property Catastrophe Losses	27

Platinum Underwriters Holdings, Ltd.
Financial Highlights
March 31, 2012 and 2011
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2012	2011

Highlights
Net premiums written	$143,661	$194,785
Net premiums earned	138,212	182,881
Underwriting income (loss)	16,297	(183,552)
Net investment income	28,552	32,378
Net operating income (loss) (1)	32,778	(154,811)
Net realized gains on investments	22,339	407
Net impairment losses on investments	(1,070)	(1,507)
Net income (loss)	$53,287	$(157,192)

Total assets	$4,488,420	$4,616,774
Investments and cash	4,127,655	4,140,265
Total shareholders' equity	1,706,895	1,665,173
Unpaid losses and loss adjustment expenses	$2,315,527	$2,428,477

Per share data
Common shares outstanding	34,838	37,270
Weighted average common shares outstanding - basic	35,291	37,199
Adjusted weighted average common shares outstanding - diluted	35,510	38,022
Basic earnings (loss) per common share	$1.50	$(4.20)
Diluted earnings (loss) per common share (2)	1.49	(4.20)
Operating income (loss) per common share - diluted (1)	0.93	(4.16)
Dividends per common share	0.08	0.08
Basic book value per common share (3)	$49.00	$44.68

(1)	See computation of net operating income (loss) and per common share on page 7.

(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

(3)	See computation of basic book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Assets
Investments:
Fixed maturity securities	$2,743,760	$2,788,700	$2,657,325	$2,711,289	$2,978,381
Short-term investments	216,047	588,834	538,887	226,307	97,153
Cash and cash equivalents	1,167,848	792,510	1,127,305	1,318,773	1,064,731
Accrued investment income	29,337	29,440	32,682	31,724	33,855
Reinsurance premiums receivable	148,126	159,387	152,633	149,616	208,959
Reinsurance balances (prepaid and recoverable)	7,393	14,662	57,025	64,858	49,992
Funds held by ceding companies	95,357	94,546	91,886	90,507	76,914
Deferred acquisition costs	28,203	28,779	31,417	32,143	36,417
Other assets	52,349	54,753	58,835	57,180	70,372
Total assets	$4,488,420	$4,551,611	$4,747,995	$4,682,397	$4,616,774

Liabilities
Unpaid losses and loss adjustment expenses	$2,315,527	$2,389,614	$2,468,987	$2,472,861	$2,428,477
Unearned premiums	121,553	121,164	141,814	139,767	167,516
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	62,083	62,773	56,413	54,112	64,816
Other liabilities	32,362	37,201	103,869	69,947	40,792
Total liabilities	$2,781,525	$2,860,752	$3,021,083	$2,986,687	$2,951,601

Shareholders' Equity
Common shares	$348	$355	$373	$373	$373
Additional paid-in capital	285,503	313,730	373,790	372,882	371,493
Accumulated other comprehensive income (loss)	140,458	146,635	126,838	40,034	(12,484)
Retained earnings	1,280,586	1,230,139	1,225,911	1,282,421	1,305,791
Total shareholders' equity	$1,706,895	$1,690,859	$1,726,912	$1,695,710	$1,665,173

Total liabilities and shareholders' equity	$4,488,420	$4,551,611	$4,747,995	$4,682,397	$4,616,774

Book value per common share (1)	$49.00	$47.59	$46.26	$45.43	$44.68

(1)	Book value per common share is a non-GAAP financial measure as defined by Regulation G. See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2012	2011
Revenue
Net premiums earned	$138,212	$182,881
Net investment income	28,552	32,378
Net realized gains on investments	22,339	407
Net impairment losses on investments	(1,070)	(1,507)
Other income (expense)	(479)	1,096
Total revenue	187,554	215,255

Expenses
Net losses and loss adjustment expenses	79,196	319,595
Net acquisition expenses	30,657	33,950
Net changes in fair value of derivatives	-	(3,726)
Operating expenses	16,983	17,151
Net foreign currency exchange losses (gains)	532	189
Interest expense	4,772	4,766
Total expenses	132,140	371,925
Income (loss) before income taxes	55,414	(156,670)
Income tax expense	2,127	522
Net income (loss)	$53,287	$(157,192)

Basic
Weighted average common shares outstanding	35,291	37,199
Basic earnings (loss) per common share	$1.50	$(4.20)

Diluted
Adjusted weighted average common shares outstanding	35,510	38,022
Diluted earnings (loss) per common share (1)	$1.49	$(4.20)

Comprehensive income (loss)
Net income (loss)	$53,287	$(157,192)
Other comprehensive income (loss), net of deferred taxes	(6,177)	12,004
Comprehensive income (loss)	$47,110	$(145,188)

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Revenue
Net premiums earned	$138,212	$167,322	$166,813	$172,436	$182,881
Net investment income	28,552	29,758	29,762	33,965	32,378
Net realized gains (losses) on investments	22,339	718	7,498	(4,689)	407
Net impairment losses on investments	(1,070)	(14,746)	(4,451)	(1,666)	(1,507)
Other income (expense)	(479)	(193)	(198)	(60)	1,096
Total revenue	187,554	182,859	199,424	199,986	215,255

Expenses
Net losses and loss adjustment expenses	79,196	125,032	201,453	159,357	319,595
Net acquisition expenses	30,657	34,904	30,208	34,115	33,950
Net changes in fair value of derivatives	-	(965)	4,546	4,474	(3,726)
Operating expenses	16,983	14,168	14,755	17,105	17,151
Net foreign currency exchange losses (gains)	532	(294)	(982)	614	189
Interest expense	4,772	4,770	4,769	4,767	4,766
Total expenses	132,140	177,615	254,749	220,432	371,925
Income (loss) before income taxes	55,414	5,244	(55,325)	(20,446)	(156,670)
Income tax expense (benefit)	2,127	(1,820)	(1,790)	(45)	522
Net income (loss)	$53,287	$7,064	$(53,535)	$(20,401)	$(157,192)

Basic
Weighted average common shares outstanding	35,291	36,117	37,183	37,113	37,199
Basic earnings (loss) per common share	$1.50	$0.20	$(1.43)	$(0.55)	$(4.20)

Diluted
Adjusted weighted average common shares outstanding	35,510	36,302	37,360	37,399	38,022
Diluted earnings (loss) per common share (1)	$1.49	$0.19	$(1.43)	$(0.55)	$(4.20)

Comprehensive income (loss)
Net income (loss)	$53,287	$7,064	$(53,535)	$(20,401)	$(157,192)
Other comprehensive income (loss), net of deferred taxes	(6,177)	19,797	86,804	52,518	12,004
Comprehensive income (loss)	$47,110	$26,861	$33,269	$32,117	$(145,188)

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2012	2011

Net income (loss) attributable to common shareholders	$53,287	$(157,192)
Net income (loss) allocated to participating common shareholders (1)	(208)	932
Net income (loss) allocated to common shareholders	$53,079	$(156,260)

Adjustments for:
Net realized (gains) losses on investments, net of tax	$(21,779)	$(178)
Net impairment losses on investments, net of tax	945	1,462
Net foreign currency exchange losses (gains), net of tax	533	165
Net operating income (loss) (2)	$32,778	$(154,811)

Per diluted common share:
Net income (loss)	$1.49	$(4.20)
Adjustments for:
Net realized (gains) losses on investments	(0.61)	-
Net impairment losses on investments	0.03	0.04
Net foreign currency exchange losses (gains)	0.02	-
Net operating income (loss) per diluted common share (3)	$0.93	$(4.16)

Adjusted weighted average common shares outstanding - diluted (4)	35,510	37,199

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.  The net income (loss) allocated to common shareholders for the three months ended March 31, 2011 has been revised to include the effect of earnings attributable to holders of unvested restricted shares.

(2)
Net operating income (loss) is a non-GAAP measure as defined by Regulation G and represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(3)	Net operating income (loss) per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.

(4)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive. The adjusted weighted average common shares outstanding - diluted for the three months ended March 31, 2011 was 38,022.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Key Ratios
Combined ratio (%)	88.2%	102.2%	145.6%	119.4%	200.4%
Investable assets to shareholders' equity ratio	2.42:1	2.47:1	2.50:1	2.51:1	2.49:1
Debt to total capital (%)	12.8%	12.9%	12.6%	12.8%	13.1%
Net premiums written (annualized) to shareholders' equity	0.34	0.36	0.41	0.30	0.47

Share Data
Book value per common share (1)	$49.00	$47.59	$46.26	$45.43	$44.68
Common shares outstanding (000's)	34,838	35,526	37,330	37,324	37,270

Market Price Per Common Share
High	$37.64	$35.36	$35.78	$38.94	$46.42
Low	32.94	27.53	28.05	32.02	34.70
Close	$36.50	$34.11	$30.75	$33.24	$38.09

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A	A	A
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB+	BBB+	BBB+

Supplemental Data
Total employees	127	125	129	132	144

(1)	See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2012	2011
Earnings (Loss)
Basic and Diluted
Net income (loss) attributable to common shareholders	$53,287	$(157,192)
Net income (loss) allocated to participating common shareholders (1)	(208)	932
Net income (loss) allocated to common shareholders	$53,079	$(156,260)

Common Shares
Basic
Weighted average common shares outstanding	35,291	37,199
Diluted
Weighted average common shares outstanding	35,291	37,199
Effect of dilutive securities:
Common share options	135	438
Restricted share units	84	385
Adjusted weighted average common shares outstanding	35,510	38,022

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.50	$(4.20)
Diluted earnings (loss) per common share (2)	$1.49	$(4.20)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Earnings (Loss)
Basic and Diluted
Net income (loss) attributable to common shareholders	$53,287	$7,064	$(53,535)	$(20,401)	$(157,192)
Net income (loss) allocated to participating common shareholders (1)	(208)	(17)	251	137	932
Net income (loss) allocated to common shareholders	$53,079	$7,047	$(53,284)	$(20,264)	$(156,260)

Common Shares
Basic
Weighted average common shares outstanding	35,291	36,117	37,183	37,113	37,199
Diluted
Weighted average common shares outstanding	35,291	36,117	37,183	37,113	37,199
Effect of dilutive securities:
Common share options	135	59	52	127	438
Restricted share units	84	126	125	159	385
Adjusted weighted average common shares outstanding	35,510	36,302	37,360	37,399	38,022

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.50	$0.20	$(1.43)	$(0.55)	$(4.20)
Diluted earnings (loss) per common share (2)	$1.49	$0.19	$(1.43)	$(0.55)	$(4.20)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Price per share at period end	$36.50	$34.11	$30.75	$33.24	$38.09

Shareholders' equity	$1,706,895	$1,690,859	$1,726,912	$1,695,710	$1,665,173
Add: Assumed exercise of share options	32,356	18,925	7,418	10,543	33,488
Shareholders' equity - diluted	$1,739,251	$1,709,784	$1,734,330	$1,706,253	$1,698,661

Basic common shares outstanding (1)	34,838	35,526	37,330	37,324	37,270
Add: Management and directors' options (2)	1,014	624	276	379	1,054
Add: Directors' and officers' restricted share units	405	321	363	413	505
Diluted common shares outstanding	36,257	36,471	37,969	38,116	38,829

Book value per common share (3)
Basic book value per common share	$49.00	$47.59	$46.26	$45.43	$44.68
Fully converted book value per common share	$47.97	$46.88	$45.68	$44.76	$43.75

(1)	As of March 31, 2012, there were 34,838 common shares issued and outstanding. Included in this number were 146 restricted shares issued but unvested.

(2)	As of March 31, 2012, these are options with a price below the closing share price of $36.50.

(3)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended
	March 31, 2012	March 31, 2011

Net cash provided by (used in) operating activities	$(32,689)	$(5,228)

Net cash provided by (used in) investing activities	443,722	163,159

Net cash provided by (used in) financing activities	(31,895)	(84,046)

Effect of foreign currency exchange rate changes on cash	(3,800)	2,969

Net increase (decrease) in cash and cash equivalents	$375,338	$76,854

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Net cash provided by (used in) operating activities	$(32,689)	$(71,852)	$4,858	$38,516	$(5,228)

Net cash provided by (used in) investing activities	443,722	(207,148)	(185,555)	205,333	163,159

Net cash provided by (used in) financing activities	(31,895)	(63,601)	(2,884)	(2,562)	(84,046)

Effect of foreign currency exchange rate changes on cash	(3,800)	7,806	(7,887)	12,755	2,969

Net increase (decrease) in cash and cash equivalents	$375,338	$(334,795)	$(191,468)	$254,042	$76,854

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2012				Three Months Ended March 31, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$68,153	$74,400	$1,108	$143,661	$111,802	$80,519	$2,464	$194,785

Net premiums earned	61,328	75,766	1,118	138,212	97,905	80,824	4,152	182,881
Net losses and loss adjustment expenses	40,937	41,036	(2,777)	79,196	278,330	39,619	1,646	319,595
Net acquisition expenses	9,235	17,375	4,047	30,657	13,626	18,563	1,761	33,950
Other underwriting expenses	6,835	5,036	191	12,062	7,321	5,332	235	12,888
Segment underwriting income (loss)*	$4,321	$12,319	$(343)	16,297	$(201,372)	$17,310	$510	(183,552)

Net investment income				28,552				32,378
Net realized gains (losses) on investments				22,339				407
Net impairment losses on investments				(1,070)				(1,507)
Other income (expense)				(479)				1,096
Net changes in fair value of derivatives				-				3,726
Corporate expenses not allocated to segments				(4,921)				(4,263)
Net foreign currency exchange (losses) gains				(532)				(189)
Interest expense				(4,772)				(4,766)
Income (loss) before income taxes				$55,414				$(156,670)

Underwriting ratios:*
Net loss and loss adjustment expense	66.8%	54.2%	(248.4%)	57.3%	284.3%	49.0%	39.6%	174.8%
Net acquisition expense	15.1%	22.9%	362.0%	22.2%	13.9%	23.0%	42.4%	18.6%
Other underwriting expense	11.1%	6.6%	17.1%	8.7%	7.5%	6.6%	5.7%	7.0%
Combined	93.0%	83.7%	130.7%	88.2%	305.7%	78.6%	87.7%	200.4%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	66.8%	54.2%	(248.4%)	57.3%	284.3%	49.0%	39.6%	174.8%
Net acquisition expense	13.5%	22.7%	361.7%	20.9%	13.4%	21.6%	56.5%	17.3%
Other underwriting expense	10.0%	6.8%	17.2%	8.4%	6.5%	6.6%	9.5%	6.6%
Combined	90.3%	83.7%	130.5%	86.6%	304.2%	77.2%	105.6%	198.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Net premiums written	$68,153	$76,836	$101,633	$54,411	$111,802

Net premiums earned	61,328	81,980	85,239	91,852	97,905
Net losses and loss adjustment expenses	40,937	76,194	156,995	116,543	278,330
Net acquisition expenses	9,235	11,645	12,068	12,009	13,626
Other underwriting expenses	6,835	6,341	6,686	7,274	7,321
Segment underwriting income (loss)*	$4,321	$(12,200)	$(90,510)	$(43,974)	$(201,372)

Underwriting ratios*:
Net loss and loss adjustment expense	66.8%	92.9%	184.2%	126.9%	284.3%
Net acquisition expense	15.1%	14.2%	14.2%	13.1%	13.9%
Other underwriting expense	11.1%	7.7%	7.8%	7.9%	7.5%
Combined	93.0%	114.8%	206.2%	147.9%	305.7%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	66.8%	92.9%	184.2%	126.9%	284.3%
Net acquisition expense	13.5%	14.0%	12.6%	17.4%	13.4%
Other underwriting expense	10.0%	8.3%	6.6%	13.4%	6.5%
Combined	90.3%	115.2%	203.4%	157.7%	304.2%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Net premiums written	$74,400	$74,547	$72,689	$69,234	$80,519

Net premiums earned	75,766	82,785	78,021	77,104	80,824
Net losses and loss adjustment expenses	41,036	52,459	42,704	43,868	39,619
Net acquisition expenses	17,375	19,251	16,780	18,144	18,563
Other underwriting expenses	5,036	4,541	4,300	4,829	5,332
Segment underwriting income (loss)*	$12,319	$6,534	$14,237	$10,263	$17,310

Underwriting ratios*:
Net loss and loss adjustment expense	54.2%	63.4%	54.7%	56.9%	49.0%
Net acquisition expense	22.9%	23.3%	21.5%	23.5%	23.0%
Other underwriting expense	6.6%	5.5%	5.5%	6.3%	6.6%
Combined	83.7%	92.2%	81.7%	86.7%	78.6%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	54.2%	63.4%	54.7%	56.9%	49.0%
Net acquisition expense	22.7%	23.5%	21.5%	24.1%	21.6%
Other underwriting expense	6.8%	6.1%	5.9%	7.0%	6.6%
Combined	83.7%	93.0%	82.1%	88.0%	77.2%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Net premiums written	$1,108	$2,335	$2,802	$2,242	$2,464

Net premiums earned	1,118	2,557	3,553	3,480	4,152
Net losses and loss adjustment expenses	(2,777)	(3,621)	1,754	(1,054)	1,646
Net acquisition expenses	4,047	4,008	1,360	3,962	1,761
Other underwriting expenses	191	223	218	264	235
Segment underwriting income (loss)*	$(343)	$1,947	$221	$308	$510

Underwriting ratios*:
Net loss and loss adjustment expense	(248.4%)	(141.6%)	49.4%	(30.3%)	39.6%
Net acquisition expense	362.0%	156.7%	38.3%	113.9%	42.4%
Other underwriting expense	17.1%	8.7%	6.1%	7.6%	5.7%
Combined	130.7%	23.8%	93.8%	91.2%	87.7%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	(248.4%)	(141.6%)	49.4%	(30.3%)	39.6%
Net acquisition expense	361.7%	169.9%	42.5%	164.7%	56.5%
Other underwriting expense	17.2%	9.6%	7.8%	11.8%	9.5%
Combined	130.5%	37.9%	99.7%	146.2%	105.6%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended
	March 31,	March 31,
	2012	2011
Property and Marine
Excess-of-Loss	$56,734	$94,005
Proportional	11,419	17,797
Subtotal Property and Marine	68,153	111,802
Casualty
Excess-of-Loss	61,930	63,699
Proportional	12,470	16,820
Subtotal Casualty	74,400	80,519
Finite Risk
Excess-of-Loss	-	-
Proportional	1,108	2,464
Subtotal Finite Risk	1,108	2,464
Combined Segments
Excess-of-Loss	118,664	157,704
Proportional	24,997	37,081
Total	$143,661	$194,785

	Three Months Ended
	March 31,	March 31,
	2012	2011
Property and Marine
United States	$39,651	$51,077
International	28,502	60,725
Subtotal Property and Marine	68,153	111,802
Casualty
United States	67,338	71,594
International	7,062	8,925
Subtotal Casualty	74,400	80,519
Finite Risk
United States	1,108	2,464
International	-	-
Subtotal Finite Risk	1,108	2,464
Combined Segments
United States	108,097	125,135
International	35,564	69,650
Total	$143,661	$194,785

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2012			Three Months Ended March 31, 2011
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$100	$100	$1,196	$1,764	$1,764	$1,704
North American Property Catastrophe	22,862	22,862	21,495	33,404	27,217	23,572
North American Property Risk	8,659	8,659	9,550	9,873	10,111	10,700
Other Property	8,919	8,919	8,744	12,990	12,990	12,756
Marine / Aviation Proportional	1,904	1,904	1,536	1,843	1,843	1,810
Marine / Aviation Excess	847	847	1,696	2,071	2,071	2,759
International Property Proportional	3,796	3,796	3,990	4,283	4,283	3,923
International Property Catastrophe	19,536	19,145	10,813	55,001	48,938	38,104
International Property Risk	1,921	1,921	2,308	2,585	2,585	2,577
Subtotal	68,544	68,153	61,328	123,814	111,802	97,905

Casualty
Clash	2,446	2,446	2,405	2,760	2,760	2,595
1st Dollar GL	1,938	1,938	3,120	7,000	7,000	5,196
1st Dollar Other	2,560	2,560	3,060	2,128	2,128	2,303
Casualty Excess	46,568	46,568	48,345	44,120	44,120	46,710
Accident & Health	12,355	12,355	9,537	13,909	13,909	8,219
International Casualty	4,340	4,340	4,581	3,913	3,913	5,341
International Motor	506	506	391	1,159	1,159	1,033
Financial Lines	3,687	3,687	4,327	5,530	5,530	9,427
Subtotal	74,400	74,400	75,766	80,519	80,519	80,824

Finite Risk
Finite Casualty	1,108	1,108	1,118	2,464	2,464	4,152
Subtotal	1,108	1,108	1,118	2,464	2,464	4,152

Total	$144,052	$143,661	$138,212	$206,797	$194,785	$182,881

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	March 31, 2012			December 31, 2011
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield

Fixed maturity available-for-sale securities
U.S. Government	$5,022	2.7%	0.7%	$5,083	2.7%	0.6%
U.S. Government agencies	110,177	0.9%	0.4%	100,259	0.9%	0.4%
Municipal bonds	1,533,175	4.6%	3.0%	1,660,760	4.7%	3.2%
Non-U.S. governments	94,986	2.2%	1.2%	71,266	2.6%	2.1%
Corporate bonds	361,592	4.7%	2.9%	349,548	4.8%	2.8%
Commercial mortgage-backed securities	199,915	5.5%	3.3%	204,609	5.6%	3.8%
Residential mortgage-backed securities	290,646	2.3%	2.3%	251,627	2.9%	1.3%
Asset-backed securities	20,627	1.3%	7.8%	20,422	1.7%	8.5%
Total fixed maturity available-for-sale securities	$2,616,140	4.1%	2.8%	$2,663,574	4.3%	2.9%

Fixed maturity trading securities
Non-U.S. dollar denominated securities:
Non-U.S. governments	$127,620	3.6%	1.0%	$125,126	3.6%	0.9%
Total fixed maturity trading securities	$127,620	3.6%	1.0%	$125,126	3.6%	0.9%

Short-term investments	$216,047	1.3%	1.2%	$588,834	1.0%	0.9%

	March 31, 2012			December 31, 2011
	Amount	% of Total		Amount	% of Total
Credit quality of investments*
Aaa	$1,181,377	39.9%		$1,504,876	44.6%
Aa	988,183	33.4%		1,037,257	30.7%
A	484,894	16.4%		561,045	16.6%
Baa	233,012	7.9%		202,372	6.0%
Below investment grade	72,341	2.4%		71,984	2.1%
Total	$2,959,807	100.0%		$3,377,534	100.0%

Portfolio information**
Credit Quality	Aa2			Aa2
Book Yield	2.8%			3.0%
Duration	3.4 yrs			3.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of March 31, 2012, there were approximately $20.7 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	March 31, 2012
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities
U.S. Government	$5,022	$338	Aaa	3.3

U.S. Government agencies	110,177	173	Aaa	0.6

Municipal bonds:
State general obligation bonds	869,560	77,826	Aa2	7.1
Essential service bonds*	335,900	27,743	Aa3	7.0
State income tax and sales tax bonds	183,891	23,272	Aa1	7.7
Other municipal bonds	110,486	8,545	Aa2	4.9
Pre-refunded bonds	33,338	2,259	Aa3	2.6
Subtotal	1,533,175	139,645	Aa2	6.9

Non-U.S governments	94,986	2,008	Aa1	1.7

Corporate bonds:
Industrial	228,308	10,292	Baa1	4.8
Utilities	80,167	4,867	A3	5.1
Insurance	45,808	2,906	A3	3.8
Finance	7,309	396	Baa1	6.5
Subtotal	361,592	18,461	Baa1	4.8

Commercial mortgage-backed securities	199,915	12,298	Aa2	3.2	3.5

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	240,832	1,719	Aaa	0.9	4.9
Non-agency residential mortgage-backed securities	44,767	(9,257)	Caa2	-	4.2
Alt-A residential mortgage-backed securities	5,047	(328)	Caa2	-	4.8
Subtotal	290,646	(7,866)	Aa3	0.8	4.8

Asset-backed securities:
Asset-backed securities	13,203	(397)	Aaa	-	6.5
Sub-prime asset-backed securities	7,424	(2,350)	C	0.4	8.3
Subtotal	20,627	(2,747)	Baa1	0.1	7.2

Total	$2,616,140	$162,310	Aa3	5.1

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	March 31, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality

Top 20 Holdings by Issuer
American Electric Power Company, Inc.	$13,500	$14,654	$1,110	Baa1
HCC Insurance Holdings, Inc.	10,000	11,069	1,003	Baa1
Hewlett-Packard Company	10,000	10,546	311	A3
Mattel, Inc.	10,000	10,309	181	Baa1
Consolidated Edison, Inc.	9,400	10,115	699	A3
MetLife, Inc.	10,000	10,068	68	A3
Anglo American plc	8,000	9,906	374	Baa1
Northeast Utilities	7,300	7,861	571	A3
AT&T Inc.	7,000	7,696	672	A2
Wal-Mart Stores, Inc.	5,399	7,538	660	Aa2
Snap-On Incorporated	7,000	7,509	484	Baa1
Encana Corporation	7,000	6,988	(54)	Baa2
CNA Financial Corporation	6,000	6,888	877	Baa3
Teck Resources Limited	6,750	6,797	81	Baa2
Newmont Mining Corporation	7,000	6,766	(181)	Baa1
Diageo plc	6,250	6,743	440	A3
Rio Tinto plc	5,000	6,724	608	A3
Hess Corporation	5,000	6,412	458	Baa2
CMS Energy Corporation	5,000	6,258	647	A3
Entergy Corporation	$6,000	$6,218	$218	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	March 31, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality

Top 10 Exposures by Jurisdiction
Illinois	$144,500	$155,121	$9,643	A2
Pennsylvania	114,200	127,939	12,872	Aa1
Connecticut	106,000	119,603	11,706	Aa3
California	97,655	115,376	15,319	A1
Massachusetts	90,250	105,001	13,134	Aa1
New York	75,000	83,711	8,388	Aa1
District of Columbia	73,495	82,760	9,107	Aa2
New Jersey	65,250	70,224	4,597	A1
Texas	60,330	66,567	5,952	Aaa
Ohio	$53,795	$58,433	$4,507	Aa1

	March 31, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Illinois	$120,000	$127,631	$6,884	A2
State of California	92,665	110,078	15,107	A1
State of Connecticut	89,000	100,448	9,551	Aa3
State of Pennsylvania	76,700	86,599	9,311	Aa1
New York State Urban Development Corporation	47,000	52,041	5,041	Aaa
State of Mississippi	46,060	50,511	3,506	Aa2
State of Texas	39,900	44,061	3,994	Aaa
State of Massachusetts	39,230	44,026	3,179	Aa1
State of Hawaii	35,000	40,904	5,780	Aa2
State of Ohio	$37,550	$40,271	$2,721	Aa1

	March 31, 2012
	Amount	% of Total
Credit quality of municipal bond portfolio*
Aaa	$261,752	17.1%
Aa	925,947	60.3%
A	335,022	21.9%
Baa	10,454	0.7%
Total	$1,533,175	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of March 31, 2012, there were approximately $20.7 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended
	March 31,	March 31,
	2012	2011
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$20,740	$(247)
Subsidiaries domiciled in the United States	1,599	654
Total	$22,339	$407

Net realized gains (losses) on investments by type:
Sale of securities	$22,677	$3,941
Mark-to-market on trading securities	(338)	(3,534)
Total	$22,339	$407

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$712	$1,377
Subsidiaries domiciled in the United States	358	130
Total	$1,070	$1,507

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$30	$-
Residential mortgage-backed securities	1,040	933
Asset-backed securities	-	574
Total	$1,070	$1,507

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Three Months Ended March 31, 2012 (1)				Twelve Months Ended December 31, 2011 (2)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$163,327	$19	$163,308	206.2%	$672,148	$38,859	$633,289	78.6%
Change in unpaid losses and loss adjustment expenses	(84,123)	(11)	(84,112)		167,175	(4,973)	172,148
Losses and loss adjustment expenses incurred	$79,204	$8	$79,196		$839,323	$33,886	$805,437

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of March 31, 2012				As of December 31, 2011
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$890,002	$3,913	$886,089	38.3%	$894,403	$3,914	$890,489	37.3%
Incurred but not reported	1,425,525	30	1,425,495	61.7%	1,495,211	41	1,495,170	62.7%
Unpaid losses and loss adjustment expenses	$2,315,527	$3,943	$2,311,584	100.0%	$2,389,614	$3,955	$2,385,659	100.0%

(1) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $10,036 and $1, respectively.

(2) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $5,061 and $16, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended March 31, 2012				Three Months Ended March 31, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$10,381	$15,997	$3,696	$30,074	$(1,948)	$19,555	$1,475	$19,082
Net premium adjustments related to prior years' losses	1,276	1,020	-	2,296	751	(409)	-	342
Net commission adjustments related to prior years' losses	(281)	(415)	(3,808)	(4,504)	(208)	576	(854)	(486)
Net favorable (unfavorable) development	11,376	16,602	(112)	27,866	(1,405)	19,722	621	18,938

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	322	(4)	-	318	14,182	-	-	14,182
Net premium adjustments related to prior years' losses	(334)	-	-	(334)	(19)	-	-	(19)
Net commission adjustments related to prior years' losses	(15)	-	-	(15)	(5)	-	-	(5)
Net favorable (unfavorable) development	(27)	(4)	-	(31)	14,158	-	-	14,158

Total net favorable (unfavorable) development	$11,349	$16,598	$(112)	$27,835	$12,753	$19,722	$621	$33,096

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of April 1, 2012
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$93	$80	$180	$152	$225	$193
United States	Earthquake	13	13	102	102	149	149
Pan-European	Windstorm	66	47	158	98	180	118
Japanese	Typhoon	7	7	61	61	62	62
Japanese	Earthquake	20	20	162	162	215	215
Canadian	Earthquake	$-	$-	$22	$22	$90	$90

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.